UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BED BATH & BEYOND INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Bed Bath & Beyond Inc.

Glass Lewis Recommends Bed Bath & Beyond Inc. Shareholders Vote “FOR” All Company Proposals

Two Leading Independent Advisory Firms Support Reverse Stock Split

UNION, N.J., April 12, 2023 — Bed Bath & Beyond Inc. (Nasdaq: BBBY) (the “Company” or “BBBY”) today announced that Glass Lewis & Co. (“Glass Lewis”), a leading independent proxy voting and corporate governance advisory firm, recommends that Bed Bath & Beyond Inc. shareholders vote “FOR” all proposals detailed in the Company’s recently filed definitive proxy statement. Namely, the Company is seeking approval for a reverse stock split at its upcoming Special Meeting of Shareholders to be held on May 9, 2023 at 10:00 am EDT. Earlier this week, Institutional Shareholder Services (“ISS”) also announced its support for the Company’s proposals.

In its report dated April 11, 2023, Glass Lewis noted:

•	Agreement with the Company’s Board of Directors’ that the reverse stock split could benefit the Company and stock.

•	The benefits of the reverse stock split outweigh potential drawbacks.

Copies of Bed Bath & Beyond Inc.’s proxy and voting materials (filed on April 5, 2023) are being delivered to investors, and to brokerage firms holding shares on behalf of investors in street name. Various distribution agents are responsible for forwarding proxy materials on behalf of banks, brokers and other nominees. Such investors are encouraged to reach out to their brokers if proxy materials have not yet been forwarded to them by their brokers by the end of this week.

About the Company

Bed Bath & Beyond Inc. and subsidiaries (the “Company”) is an omnichannel retailer that makes it easy for our customers to feel at home. The Company sells a wide assortment of merchandise primarily in the Home and Baby markets. Additionally, the Company is a partner in a joint venture which operates retail stores in Mexico under the name Bed Bath & Beyond.

The Company operates websites at bedbathandbeyond.com and buybuybaby.com.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the Special Meeting of Shareholders of the Company scheduled to be held on May 9, 2023 to vote on an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors (the “Board”), a reverse stock split of the Company’s common stock, par value $0.01 per share, at a ratio in the range of 1-for-10 to 1-for-20, with such ratio to be determined at the discretion of the Board. This communication does not constitute a solicitation of any vote or approval of the proposals to be voted on at the Special Meeting of Shareholders. In connection with the Special Meeting of Shareholders, the Company filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a proxy statement regarding the business to be conducted at the Special Meeting of Shareholders. The Company may also file other documents with the SEC regarding the business to be conducted at the Special Meeting of Shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY AMENDMENTS THERETO (WHEN AVAILABLE) IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF SHAREHOLDERS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF SHAREHOLDERS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF SHAREHOLDERS.

Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the business to be conducted at the Special Meeting of Shareholders. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the definitive proxy statement filed in connection with the Special Meeting of Shareholders, which may be obtained free of charge from the sources indicated above. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the definitive proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words such as “expect,” “will,” “working,” “plan” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s current views with respect to, among other things, future events. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the ability to obtain shareholder approval of a reverse stock split proposal, which is required to enable the Company to make full use of the common stock purchase agreement with B. Riley Principal Capital II, LLC (the “Common Stock Purchase Agreement”); the Company’s at-the-market offering program and the Common Stock Purchase Agreement and the use of proceeds therefrom; the price of our common stock at any given time; risks related to the failure to receive the full amount of gross proceeds from the Company’s financing transactions; the Company’s ability to maintain access to its credit agreement; the Company’s ability to deliver and execute on its turnaround plans; the Company’s potential need to seek additional strategic alternatives, including restructuring or refinancing of its debt, seeking additional debt or equity capital, reducing or delaying its business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining relief under the U.S. Bankruptcy Code, and the terms, value and timing of any transaction resulting from that process; the Company’s ability to finalize or fully execute actions and steps that would be probable of mitigating the existence of “substantial doubt” regarding the Company’s ability to continue as a going concern; the Company’s ability to address any material weaknesses in our internal control over financial reporting; and the Company’s ability to increase cash flow to support the Company’s operating activities and fund its obligations and working capital needs, and the other risk factors described in the Company’s filings with the SEC, including the factors set forth under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended February 26, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended August 27, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended November 26, 2022, Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on February 6, 2023, the Company’s Current Report on Form 8-K filed on February 7, 2023, the Company’s prospectus supplement filed on March 30, 2023, the Company’s definitive proxy statement filed on April 5, 2023, and the Company’s registration statement on Form S-1 filed April 11, 2023. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.

CONTACTS:

INVESTORS: Susie A. Kim, IR@bedbath.com

MEDIA: Julie Strider, Media@bedbath.com